Exhibit 10.1
Execution Version

AMENDMENT NO. 5 TO
SECURITIES PURCHASE AND SALE AGREEMENT

THIS AMENDMENT NO. 5 TO SECURITIES PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of March 9, 2011, is made by and among CAPRIUS, INC., a Delaware corporation (“Caprius”), M.C.M. ENVIRONMENTAL TECHNOLOGIES, INC., a Delaware corporation (“M.C.M.”), M.C.M. ENVIRONMENTAL TECHNOLOGIES LTD., an Israeli corporation (“M.C.M. Israel”) (Caprius, M.C.M. and M.C.M. Israel may be individually referred to as a “Borrower” and collectively referred to as the “Borrowers”), and VINTAGE CAPITAL GROUP, LLC, a Delaware limited liability company (together with its successors and assigns, the “Purchaser”).

R E C I T A L S

WHEREAS, the Borrowers and the Purchaser are parties to that certain Securities Purchase and Sale Agreement, dated as of September 16, 2009, (as amended (including, without limitation, by that certain Amendment No. 1 to Securities Purchase and Sale Agreement, dated as of September 8, 2010 (“Amendment No. 1”), that certain Amendment No. 2 to Securities Purchase and Sale Agreement, dated as of November 4, 2010 (“Amendment No. 2”), that certain Amendment No. 3 to Securities Purchase and Sale Agreement, dated as of November 18, 2010 (“Amendment No. 3”), and that certain Amendment No. 4 to Securities Purchase and Sale Agreement, dated as of December 16, 2010 (“Amendment No. 4”), restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”);

WHEREAS, the Borrowers and the Purchaser have agreed to amend the Purchase Agreement as set forth herein; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, and Amendment No. 4, as applicable.

A G R E E M E N T

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Amendments to Purchase Agreement.  Effective upon the Amendment No. 5 Effective Date, the Purchase Agreement is hereby amended as follows:

(a)           Section 1.1 of the Purchase Agreement is hereby amended by deleting the definition of “Subsequent Term Maximum Availability” in its entirety and replacing it with the following:

““Subsequent Term Maximum Availability” shall mean Six Million Seven Hundred Thousand Dollars ($6,700,000) (exclusive of Capitalized Obligations incurred by the Borrowers prior to, on or following the Amendment No. 1 Effective Date).”

(b)           Section 1.1 of the Purchase Agreement is hereby amended by inserting the following new definitions in their proper alphabetical order:

““Amendment No. 5” means that certain Amendment No. 5 to Securities Purchase and Sale Agreement, dated as of March 9, 2011, by and among the Borrowers and the Purchaser.”

““Amendment No. 5 Effective Date” has the meaning ascribed thereto in Amendment No. 5.”

““Tamuz  Escrow” shall mean that certain escrow account established with Gilat, Bareket Trusts, Ltd. in an amount not to exceed $400,000.”

““Tamuz Escrow Advance” shall mean the Advance made by the Purchaser at the request of the Borrowers to fund the Tamuz Escrow.”

(c)           Section 2.5 of the Purchase Agreement is hereby amended by adding the following Section 2.5.3 at the end thereof:

“2.5.3           On or after the Amendment No. 5 Effective Date, the Administrative Borrower may request that the Purchaser fund the Tamuz Escrow Advance under the Note to or on behalf of the Borrowers, which request shall be in the form of a Disbursement Request.  Subject to the last sentence of this Section 2.5.3, the Purchaser shall fund such Tamuz Escrow Advance directly to Gilat, Bareket Trusts, Ltd. not later than three (3) Business Days following receipt thereof; provided, that any Disbursement Request received by the Purchaser after 11:00 a.m. (Los Angeles time) on any Business Day (or received at any time on a day that is not a Business Day) shall be deemed to have been received on the next succeeding Business Day.  The Purchaser shall not be obligated to fund the Tamuz Escrow Advance if an Event of Default has occurred and is continuing unless it elects to do so in its sole and absolute discretion.”

(d)           Section 9 of the Purchase Agreement is hereby amended by adding the following Section 9.22 at the end thereof:

“9.22           Tamuz Escrow.  The escrow agreement governing the Tamuz Escrow shall be in form and substance satisfactory to the Purchaser in its sole and absolute discretion.  Such escrow agreement shall, among other things, explicitly provide that, in the event that the Tamuz Escrow expires or is otherwise terminated without having been drawn or having only been partially drawn, the escrow agent shall immediately cause all remaining amounts in the Tamuz Escrow to be paid to the Purchaser.”

(e)           Section 11.1.3 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Any draw shall be requested or made on the Tamuz Escrow.”

2.           Conditions Precedent to Effectiveness.  This Amendment shall be effective upon the first day that all of the following are satisfied (the “Amendment No. 5 Effective Date”):

(a)           The Purchaser’s receipt of a counterpart hereof duly executed by the Borrowers;

(b)           The Purchaser’s receipt of the Amendment Fee (as defined below); and

(c)           The representations and warranties of the Borrowers contained in this Amendment and the Purchase Agreement shall be true and correct.

3.           Covenants, Representations and Warranties of the Borrowers.

(a)           The Borrowers covenant and agree that the Borrowers shall, within one (1) Business Day after receipt thereof, pay to the Purchaser all collections, payments and proceeds of the Borrowers’ Accounts and all deposits, pre-payments and cash-on-delivery payments received by the Borrowers on account of any orders for products or sales of Inventory (excluding amounts received by the Borrowers representing shipping costs, taxes and reimbursed out-of-pocket expenses).  In the event that the Borrowers are obligated to return any deposits or pre-payments to a customer for which the Purchaser previously received any payment pursuant to this Section 3(a), upon demand of the Borrowers, the Purchaser shall return to the Borrowers an amount equal to the payment so received.  All such payments (unless returned to the Borrowers in accordance with the preceding sentence) shall be applied to the Tamuz Escrow Advance.  The Borrowers shall, prior to payment to the Purchaser pursuant to this Section 3(a), cause all collections, payments and proceeds subject to this Section 3(a) to be deposited in a bank account set forth on Schedule 3.29 to the Purchase Agreement with respect to which a Borrower has entered into a deposit account control agreement reasonably acceptable to the Purchaser.  For the avoidance of doubt, the payments to be made to the Purchaser under this Section 3(a) shall be senior in right of payment to any other Obligations and such payments shall be made prior to any other payments on account of the Obligations, including, without limitation, payments under Amendment No. 1.

(b)           Each Borrower makes the following representations and warranties to the Purchaser, each and all of which shall survive the execution and delivery of this Amendment:

(i)           This Amendment has been executed and delivered by duly authorized representatives of each Borrower, and the Purchase Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of such Borrower, and is enforceable against such Borrower in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally;

(ii)           After giving effect to this Amendment, no Default or Event of Default has occurred or is continuing other than the Specified Events of Default; and

(iii)           After giving effect to this Amendment, all of the representations and warranties of the Borrowers contained in the Purchase Agreement continue to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” or “Material Adverse Change” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” or “Material Adverse Change” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date.

4.           No Waivers.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of the Specified Events of Default or any other Default or Event of Default or any right, power or remedy of the Purchaser under the Purchase Agreement or any of the other Investment Documents, nor constitute a waiver of any provision of the Purchase Agreement or any of the other Investment Documents, whether arising as a result of the Specified Events of Default or any other Default or Event of Default or otherwise.  This Amendment shall not constitute a modification of the Purchase Agreement or a course of dealing between the Borrowers, on the one hand, and the Purchaser, on the other hand, at variance with the Purchase Agreement such as to require further notice by the Purchaser to the Borrowers to require strict compliance with the terms of the Purchase Agreement and the other Investment Documents in the future, except as expressly set forth herein. Each Borrower acknowledges and expressly agrees that the Purchaser reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Purchase Agreement and the other Investment Documents and reserves and preserves its rights, remedies and powers with respect to the Specified Events of Default and any other Default or Event of Default which may now exist or hereafter arise under the Investment Documents.  No Borrower has knowledge of any challenge to the Purchaser’s rights arising under the Investment Documents or the effectiveness of the Investment Documents.

5.           Effect on Investment Documents.

(a)           The Purchase Agreement, as amended hereby, and each of the other Investment Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects.

(b)           Upon and after the effectiveness of this Amendment, each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Purchase Agreement, and each reference in the other Investment Documents to “the Purchase Agreement,” “thereunder,” “therein,” “thereof” or words of like import referring to the Purchase Agreement, shall mean and be a reference to the Purchase Agreement as modified and amended hereby.

(c)           To the extent that any terms and conditions in any of the Investment Documents shall contradict or be in conflict with any terms or conditions of the Purchase Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Purchase Agreement as modified or amended hereby.

(d)           This Amendment is an Investment Document.

6.           Amendment Fee.  On the Amendment No. 5 Effective Date, the Purchaser shall be deemed to have earned, and the Borrowers hereby jointly and severally agree to pay the Purchaser, an amendment fee (the “Amendment Fee”) of Ten Thousand Dollars ($10,000).  Such fee is nonrefundable and is fully earned and payable upon the effectiveness of this Amendment and the Borrowers acknowledge and agree that they shall be deemed to have requested an Advance on the Amendment No. 5 Effective Date in an amount equal to the Amendment Fee.

7.           Fees, Costs and Expenses.  The Borrowers jointly and severally agree to pay on demand all fees, costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, costs and expenses of counsel for the Purchaser with respect thereto and with respect to advising the Purchaser as to its rights and responsibilities hereunder and thereunder.  The Borrowers acknowledge and agree that they shall be deemed to have requested an Advance on the Amendment No. 5 Effective Date in an amount equal to all such fees, costs and expenses for which the Purchaser has received an invoice on or before such date.

8.           Counterparts.  This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or electronic mail shall be deemed an original signature hereto.

9.           GOVERNING LAW.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AMENDMENT, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[The remainder of the page is intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

BORROWERS: CAPRIUS, INC.

By:	/s/ Dwight Morgan
	Name:	Dwight Morgan
	Title:	Chief Executive Officer

M.C.M. ENVIRONMENTAL TECHNOLOGIES, INC.

By:	/s/ Dwight Morgan
	Name:	Dwight Morgan
	Title:	Chief Executive Officer

M.C.M. ENVIRONMENTAL TECHNOLOGIES LTD.

By:	/s/ Dwight Morgan
	Name:	Dwight Morgan
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO
SECURITIES PURCHASE AND SALE AGREEMENT]

PURCHASER: VINTAGE CAPITAL GROUP, LLC

By:	/s/ Fred C. Sands
	Name:	Fred C. Sands
	Title:	Chairman

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO
SECURITIES PURCHASE AND SALE AGREEMENT]